Exhibit A

  JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing of the Schedule 13D to which this agreement is attached and to the joint filing of all amendments thereto. Notwithstanding the foregoing, each of the JLL Reporting Persons and the Warburg Pincus Reporting Persons disclaims beneficial ownership of shares of the Company’s Common Stock beneficially owned by the other Reporting Persons.

This agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when each of the parties designated as signatories has executed one counterpart.

Dated: January 22, 2010

BUILDING PRODUCTS, LLC

/s/ Paul S. Levy
Paul S. Levy, Manager

JLL PARTNERS FUND V, L.P.

By its General Partner, JLL Associates V, L.P.
By its General Partner, JLL Associates G.P. V, L.L.C.

/s/ Paul S. Levy
Paul S. Levy, as Managing Member of JLL Associates G.P. V, L.L.C.

JLL ASSOCIATES V, L.P.

By its General Partner, JLL Associates G.P. V, L.L.C.

/s/ Paul S. Levy
Paul S. Levy, as Managing Member of JLL Associates G.P. V, L.L.C.

JLL ASSOCIATES G.P. V, L.L.C.

/s/ Paul S. Levy
Paul S. Levy, as Managing Member

/s/ Paul S. Levy
Paul S. Levy

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By its General Partner, Warburg Pincus IX, LLC
By its Sole Member, Warburg Pincus Partners, LLC
By its Managing Member, Warburg Pincus & Co.

/s/ Scott A. Arenare
Scott A. Arenare
Partner

WARBURG PINCUS IX, LLC

By its Sole Member, Warburg Pincus Partners, LLC
By its Managing Member, Warburg Pincus & Co.

/s/ Scott A. Arenare
Scott A. Arenare
Partner

WARBURG PINCUS PARTNERS, LLC

By its Managing Member, Warburg Pincus & Co.

/s/ Scott A. Arenare
Scott A. Arenare
Partner

WARBURG PINCUS LLC

/s/ Scott A. Arenare
Scott A. Arenare
Managing Director

WARBURG PINCUS & CO.

/s/ Scott A. Arenare
Scott A. Arenare
Partner

/s/ Scott A. Arenare
Charles R. Kaye
By: Scott A. Arenare
Attorney-in-Fact

/s/ Scott A. Arenare
Joseph P. Landy
By: Scott A. Arenare
Attorney-in-Fact

JWP LLC

By JLL Partners Fund V, L.P.

By its General Partner, JLL Associates V, L.P.
By its General Partner, JLL Associates G.P. V, L.L.C.

/s/ Paul S. Levy
Paul S. Levy, as Managing Member of JLL Associates G.P. V, L.L.C.

By Warburg Pincus Private Equity IX, L.P.

By its General Partner, Warburg Pincus IX, LLC
By its Sole Member, Warburg Pincus Partners, LLC
By its Managing Member, Warburg Pincus & Co.

/s/ Scott A. Arenare
Scott A. Arenare
Partner